Exhibit 10.03

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of this 25th day of October, 2004, among Caraustar Industries, Inc., a North Carolina corporation (“Caraustar”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Borrower” (Caraustar and each such Subsidiary, individually, a “Borrower”, and, collectively, “Borrowers”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Guarantor” (each such Subsidiary, individually, a “Guarantor”, and, collectively, “Guarantors”; Borrowers and Guarantors, collectively, “Obligors”), the Lenders party to this Amendment (the “Lenders”), and Bank of America, N.A., as Agent for the Lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, Borrowers, Guarantors, the Lenders and the Agent entered into that certain Credit Agreement, dated as of June 24, 2003, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers, Guarantors, the Lenders and the Agent desire to enter into this Amendment for the purpose of amending the Credit Agreement in certain respects and waiving certain defaults existing thereunder.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

2. The Credit Agreement is amended by deleting subsection (a) of Section 7.14 and replacing it with the following:

(a) Neither any Obligor nor any of its Subsidiaries shall prepay any Debt (whether through a prepayment, redemption, defeasance or otherwise), except the Obligations in accordance with the terms of this Agreement; provided, however, the Obligors may prepay (including through redemptions and purchases) Debt outstanding under the Indentures so long as (i) the aggregate amount of such prepayments during the term of this Agreement does not exceed $75,000,000, (ii) no Default or Event of Default exists immediately before or immediately after giving effect to such prepayment, (iii) immediately after giving effect to such prepayment (including any Loans made hereunder to finance such prepayment), and with all of the Obligors’ obligations current, Availability is greater than $34,000,000, and (iv) a Responsible Officer delivers to the Agent a certificate (A) demonstrating compliance with clause (iii) above, and (B) stating that no Default or Event of Default exists immediately before or immediately after giving effect to such prepayment.

3. The Credit Agreement is amended by deleting the definition of “Fixed Charges” in Annex A and replacing it with the following:

“Fixed Charges” means, with respect to any fiscal period of the Consolidated Parties on a consolidated basis, without duplication, Interest Expense (net of cash interest income), Capital Expenditures (excluding Capital Expenditures funded with Debt other than Revolving Loans, but including, without duplication, principal payments with respect to such Debt), scheduled principal payments of Debt, prepayments, redemptions and purchases of Debt outstanding under the Indentures to the extent funded with Revolving Loans, and Federal, state, local and foreign income taxes, excluding deferred taxes, in each case on a consolidated basis for the Consolidated Parties for such period.

4. The post-closing letter dated June 24, 2003 among the Agent, Borrowers and Guarantors is hereby amended by deleting item 2 thereof and substituting the following in lieu thereof:

2. Without limiting any restrictions set forth in the Credit Agreement with respect to sales of assets, in the event that one or more Obligors owns any equity interests in Standard Gypsum or Premier Boxboard as of January 31, 2005, such Obligor(s) shall, by January 31, 2005, cause the Agent, for the benefit of the Lenders, to have a perfected, first-priority security interest in such equity interests, all pursuant to documentation satisfactory to the Agent.

5. Borrowers acknowledge that the following Events of Default have occurred under the Credit Agreement: (a) in April 2004, Sikes Cookers sold substantially all of its assets and Borrowers failed to provide the Agent at least 10 days notice of such sale and failed to reinvest the proceeds of such sale, in each case as required under Section 7.9(e) of the Credit Agreement; (b) in connection with such sale of assets, Jimmy Sikes transferred his equity interests in Sikes Cookers to Paragon Plastics, which transfer constituted a transaction with an Affiliate that was not permitted under Section 7.15 of the Credit Agreement; (c) notwithstanding the existence of the Events of Default described above, the Borrowers have delivered officer’s certificates pursuant to Section 5.2(d) of the Credit Agreement certifying that no Default or Event of Default exists; (d) the Borrowers have failed to notify the Agent and the Lenders in writing of the occurrence of the Events of Default described above (and in clause (e) below) as required pursuant to Section 5.3(a) of the Credit Agreement; and (e) on or about September 30, 2004, Borrowers paid $10,000,000 with respect to the repurchase of Debt outstanding under the Indentures, notwithstanding that such repurchase was not permitted under Section 7.14(a) of the Credit Agreement as a result of the Events of Default described above and Borrowers’ failure to meet the Fixed Charge Coverage Ratio condition to such repurchase set forth in Section 7.14(a)(iv) of the Credit Agreement (collectively, the “Designated Defaults”). Borrowers represent and warrant that the Designated Defaults are the only Defaults or Events of Default that exist under the Credit Agreement and the other Loan Documents as of the date hereof. The Agent and the Lenders hereby waive the Designated Defaults in existence on the date hereof, subject to the understanding that (i) the net book value of the assets sold pursuant to the Sikes Cookers sale was $182,376 and such amount shall be deducted from the $5,000,000 limit set forth in Section 7.9(e)(ii), and (ii) the above-described $10,000,000 prepayment of Debt outstanding under the Indentures shall be deducted from the $75,000,000 limit set forth in Section 7.14(a)(i). In no event shall such waiver be deemed to constitute a waiver of any Default or Event of Default other than the Designated Defaults in existence on the date of this Amendment or Borrowers’ obligation to comply with all of the terms and conditions of the Credit Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, each Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

6. Borrowers and Guarantors hereby restate, ratify, and reaffirm each and every representation and warranty heretofore made by each of them under or in connection with the execution and delivery of the Credit Agreement, as modified hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment, except to the extent that any such representation or warranty relates solely to a prior date.

7. Except as expressly set forth herein, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and Guarantors to the Agent and the Lenders.

8. Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent.

9. Borrowers and Guarantors agree to take such further action as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

10. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

11. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns, and legal representatives and heirs, of the parties hereto.

12. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

BORROWERS:	CARAUSTAR INDUSTRIES, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR CUSTOM PACKAGING GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR RECOVERED FIBER GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR MILL GROUP, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

SPRAGUE PAPERBOARD, INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

GUARANTORS:	PBL INC.

	By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

GYPSUM MGC, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

McQUEENEY GYPSUM COMPANY

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR, G.P.

	By:	CARAUSTAR INDUSTRIES, INC.,
general partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

	By:	CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., general partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

McQUEENEY GYPSUM COMPANY, LLC

	By:	McQUEENEY GYPSUM COMPANY, sole member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

RECCMG, LLC

	By:	CARAUSTAR MILL GROUP, INC., sole member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CICPG, LLC

	By:	CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

FEDERAL TRANSPORT, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

AUSTELL HOLDING COMPANY, LLC

	By:	CARAUSTAR INDUSTRIES, INC., sole member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CAMDEN PAPERBOARD CORPORATION

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CHICAGO PAPERBOARD CORPORATION

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

HALIFAX PAPER BOARD COMPANY, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR CUSTOM PACKAGING (MARYLAND), INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Walter T. Shellman
Walter T. Shellman, Vice President

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc.

	By:	/s/ Troy A. Oder
	Name:	Troy A. Oder
	Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:

Name:
Title:

AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Walter T. Shellman
Walter T. Shellman, Vice President